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                          SUPPLEMENT TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                             DATED NOVEMBER 1, 2000

The investment policies of the International Small Cap Trust managed by Founders Asset Management LLC ("Founders") are amended to reflect that Founders pursues the portfolio's investment objective by investing in foreign companies which have total stock market capitalization or annual revenues of $1.5 billion or less ("small company securities"). Previously, the International Small Cap Trust could invest in foreign companies which had total stock market capitalization or annual revenues of $1.0 billion or less.

                 THE DATE OF THIS SUPPLEMENT IS NOVEMBER 1, 2000



MIT.PROSUPP 11/01/2000